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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 4, 1994

                              __________________

                     AMERICAN INDUSTRIAL PROPERTIES REIT
            (Exact name of registrant as specified in its charter)


           TEXAS                          1-9016                            75-6335572
(State or Other Jurisdiction)    (Commission File Number)        (I.R.S. Employer Identification
      of Incorporation                                                        Number)

  6220 NORTH BELTLINE, SUITE 205, IRVING, TEXAS                 75063
  (Address of Principal Executive Offices)                   (zip code)


Registrant's telephone number, including area code (214) 550-6053
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Item 5.  Other Events

         On April 4, 1994, the Trust Managers adopted amendments to the Second Amended and Restated By-Laws of the Trust which eliminate the requirement that the Trust furnish to its shareholders summary reports by an independent appraisal firm disclosing the results of year-end appraisals of the current fair market value of the Trust's real estate investments. The amendments are effective as of January 1, 1994. The Trust Managers believe that the elimination of the appraisal requirement is consistent with real estate investment trust industry practice and that the expeditures for these appraisals were unnecessary due to the removal of the limited term restriction from the Declaration of Trust, which was approved by the affirmative vote of 81.2% of the shareholders on October 22, 1993.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN INDUSTRIAL PROPERTIES REIT



                                        /s/ Charles W. Wolcott
                                        Charles W. Wolcott,
                                        President and Chief Executive Officer




DATE:  April 7, 1994







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